SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 1, 2000

PARAMETRIC TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-18059 (Commission File Number)	04-2866152 (IRS Employer Identification No.)

128 Technology Drive, Waltham, Massachusetts 02453
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
(781) 398-5000

Item 5. Other Events.

On March 1, 2000, we issued a press release announcing that C. Richard Harrison had been named President and Chief Executive Officer of the company and that Steven C. Walske would remain Chairman and assume the newly created position of Chief Business Strategist.

Additional information is contained in the attached press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMETRIC TECHNOLOGY CORPORATION

Date: March 2, 2000	By:	/s/ Edwin J. Gillis

Edwin J. Gillis Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Parametric Technology Corporation on March 1, 2000.